                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)     July 15, 1998
                                              ----------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                                        Applied For
----------                                        -----------

State or other            (Commission         (IRS Employer
jurisdiction of           File Number)        ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-----------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:               (908) 686-2000
                                   --------------

                        n/a
-------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                    Other Events
                          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 15, 1998 Remittance Date.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE INC.


                                        By: /s/ Harry Puglisi
                                        ----------------------------------
                                                Harry Puglisi
                                                  Treasurer


            Dated: 07/31/98

                                   Schedule A

                               List of Originators
                               -------------------

                            Residential Trust 1998-I
                            ------------------------


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE JULY 10, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                                    $3,854,210.14


    LESS: SERVICE FEE                                                                                39,022.33
          CONTINGENCY FEE                                                                            39,022.33
          OTHER SERVICER FEES (Late Charges / Escrow)                                                 9,721.32
          UNREIMBURSED MONTHLY ADVANCES                                                                   0.00
                                                                                      ------------------------

                                                                                                     87,765.98
    PLUS: MONTHLY ADVANCE - INCLUDING
              COMPENSATING INTEREST                                                                  11,326.62
          PRE-FUNDING ACCOUNT TRANSFER                                                                    0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                           0.00
                                                                                       -----------------------

                                                                                                     11,326.62
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                               0.00

                                                                                       -----------------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                            3,777,770.78
                                                                                       =======================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     46,828,442.75

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                     13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                                    2,680,029.59
     CLASS A-2                                                                                            0.00
     CLASS A-3                                                                                            0.00
     CLASS A-4                                                                                            0.00
     CLASS A-5                                                                                            0.00
     CLASS M-1                                                                                            0.00
     CLASS M-2                                                                                            0.00
     CLASS B                                                                                              0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                                            2,680,029.59

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                         0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                         0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                         0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                       0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                                           0.00
       CLASS M REALIZED LOSS AMOUNT                                                                           0.00
       CLASS B REALIZED LOSS AMOUNT                                                                           0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                                         0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                             7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                                             1,034,804.66
   # OF LOANS                                                                                                  120

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                                       247,063.41

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                                       389,158.73

9. AMOUNT OF INTEREST RECEIVED                                                                        2,172,600.70

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
            THE DETERMINATION DATE
             MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
              ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                  11,326.62

    (B) AMOUNT OF COMPENSATING INTEREST                                                                     260.27

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                                           0.00
13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   249,946.81
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                2,680,029.59
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE                                                      0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                               2,929,976.40

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   102,015.83
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE                                                      0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                 102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   151,630.46
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE                                                      0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                 151,630.46

   CLASS A-4 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          127,563.70
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS A-4 REMITTANCE AMOUNT                                 127,563.70

   CLASS A-5 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          107,484.28
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS A-5 REMITTANCE AMOUNT                                 107,484.28

   CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          738,641.08
    (B) PRINCIPAL DISTRIBUTION AMOUNT       2,680,029.59
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS A REMITTANCE AMOUNT                                 3,418,670.67

   CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          136,312.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                                 136,312.50

   CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          118,670.83
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                                 118,670.83

   CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          254,983.33
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                   254,983.33

   CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT           94,500.00
    (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                    94,500.00

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT        1,088,124.42
    (B) PRINCIPAL DISTRIBUTION AMOUNT       2,680,029.59
    (C) CARRY FORWARD AMOUNT                        0.00
    (D) MONTHLY ADVANCE                             0.00

    TOTAL REMITTANCE AMOUNT                                         3,768,154.01

14. (A) REIMBURSABLE AMOUNT (I-22)                                          0.00
    (B) GP REMITTANCE AMOUNT PAYABLE                                        0.00


15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         44,148,413.16

  (B) CLASS A-2 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      19,745,000.00

  (C) CLASS A-3 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      29,277,000.00

  (D) CLASS A-4 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      23,496,000.00

  (E) CLASS A-5 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      17,989,000.00

  (F) CLASS M-1 PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      22,500,000.00

  (G) CLASS M-2 PRINCIPAL BALANCE AFTER
      DISTRIBUTIONS TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      19,000,000.00

  (H) CLASS B PRINCIPAL BALANCE AFTER
      DISTRIBUTIONS TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                      13,500,000.00

  (I) TOTAL POOL PRINCIPAL BALANCE AFTER
      DISTRIBUTION TO BE MADE ON THE
      REMITTANCE DATE AND AFTER ALLOCATION
      OF REALIZED LOSSES                                                                                     189,655,413.16

16. TRIGGER EVENT CALCULATION                                                                             TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

  (1)  (i) EXCEEDS 50% OF (ii)
       (i) SIXTY-DAY DELINQUENCY RATIO                                               0.88%
       (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                   38.88%         2.27%          NO

  (2)  BOTH (A) AND (B) OCCUR

        (A) EITHER (X) OR (Y) OCCUR
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 9%           OR                                              0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,200,000                   0.00       NO

        (B) EITHER (X) OR (Y) OCCUR
            (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                EXCEEDS 15%           OR                                             0.00%
            (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,400,000                     0.00       NO                NO


                                                                                                        ----------------------
                IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                 NO
                                                                                                        ----------------------


17. CUMULATIVE REALIZED LOSSES                                                                                  0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                       0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                           39,022.33

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                         39,022.33

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                             9,616.77

    (D) FHA PREMIUM ACCOUNT                                                                                   882.10

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

        (A) SECTION 5.04 (b)                                                                                    0.00
        (B) SECTION 5.04 (c)                                                                                    0.00
        (C) SECTION 5.04 (d)(ii)                                                                                0.00
        (D) SECTION 5.04 (e)                                                                                    0.00
        (E) SECTION 5.04 (f)(i)                                                                            78,044.66

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                      44,148,413.16                0.81016668
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                     54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                      19,745,000.00                1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                     19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                      29,277,000.00                1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                     29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                      23,496,000.00                1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                     23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                      17,989,000.00                1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                     17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                      22,500,000.00                1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                     22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                      19,000,000.00                1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                     19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                      13,500,000.00                1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                     13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                          189,655,413.16                0.94827707
    ORIGINAL POOL PRINCIPAL BALANCE                                         200,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                             13.896%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                               15.446%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
        CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                               6.097%

                                                                                --------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                              02/28/98            05/31/98            06/30/98
                                                                                --------------------------------------------------
                                                                                 13.900%             13.900%             13.896%

23. (A) SENIOR PERCENTAGE                                                                                   100.00%

    (B) CLASS B PERCENTAGE                                                                                    0.00%

24. (A) SPREAD AMOUNT                                                                                 5,624,536.97

    (B) SPECIFIED SUBORDINATED AMOUNT                                                                10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                  0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                                  0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                                  0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                                  0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                                                  0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                                                  0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                      1,009,002.79

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                                  882.10
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                     200.00

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                                                                0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                            20,000,000.00

30.CLAIMS FILED DURING THE DUE PERIOD                                                                         0.00

31. CLAIMS PAID DURING THE PERIOD                                                                             0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                    0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                       0.00

34. OTHER INFORMATION                                                                                          N/A

                                   EXHIBIT O
          REMIC DELINQUENCIES AS OF -JUNE 30, 1998

RESIDENTIAL    OUTSTANDING           #
TRUST          DOLLARS               ACCOUNTS          RANGES               AMOUNT                  NO           PCT

1998-I            $193,608,923.33          10,145      1 TO 29 DAYS        16,366,350.45            1,071         8.45%
                                                       30 TO 59 DAYS        1,450,585.88              119         0.75%
                                                       60 TO 89 DAYS        1,030,267.62               77         0.53%
                                                       90 AND OVER            680,356.22               68         0.35%

                                                       FORECLOSURE                  0.00                0         0.00%
                                                       REO PROPERTY                 0.00                0         0.00%



                                                       TOTALS             $19,527,560.17            1,335        10.09%
                                                                      ===================================================

RESIDENTIAL TRUST 1998-A

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                      CLASS A-1             CLASS A-2           CLASS A-3            CLASS A-4       CLASS A-5
--------------------------------------------------------------------------------------------------------------------------
(ii)                              859.35              1,000.00            1,000.00             1,000.00        1,000.00

(vi)                               18.99                  0.00                0.00                 0.00            0.00

(vii)                               4.53                  0.00                0.00                 0.00            0.00

(viii)                              7.14                  0.00                0.00                 0.00            0.00


(xiii)     (a)                      4.59                  5.17                5.18                 5.43            5.98
           (b)                     49.18                  0.00                0.00                 0.00            0.00
           (c)                      0.00                  0.00                0.00                 0.00            0.00
           (d)                      0.00                  0.00                0.00                 0.00            0.00


(xv)                              810.17              1,000.00            1,000.00             1,000.00        1,000.00


(xxxv)                              0.00                  0.00                0.00                 0.00            0.00

SUBCLAUSE                      CLASS M-1             CLASS M-2            CLASS B
--------------------------------------------------------------------------------------
(ii)                            1,000.00              1,000.00            1,000.00

(vi)                                0.00                  0.00                0.00

(vii)                               0.00                  0.00                0.00

(viii)                              0.00                  0.00                0.00


(xiii)     (a)                      6.06                  6.25                7.00
           (b)                      0.00                  0.00                0.00
           (c)                      0.00                  0.00                0.00
           (d)                      0.00                  0.00                0.00


(xv)                            1,000.00              1,000.00            1,000.00


(xxxv)                              0.00                  0.00                0.00